EXHIBIT 10.2
                                  ------------







                            PENN FEDERAL SAVINGS BANK
                    SUPPLEMENTAL EXECUTIVE DEATH BENEFIT PLAN











          RESTATED FROM THE SUPPLEMENTAL EXECUTIVE LIFE INSURANCE PLAN
                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005










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                            PENN FEDERAL SAVINGS BANK
                    SUPPLEMENTAL EXECUTIVE DEATH BENEFIT PLAN

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005

                                     Purpose
                                     -------

     The purpose of the Plan is to provide supplemental death benefits from certain life insurance policies held by Penn Federal Savings Bank (the "Company") to a select group of employees who contribute materially to the continued growth, development and future business success of Penn Federal Savings Bank and its Affiliates. The following reflects the Plan as in effect as of January 1, 2005. A Participant who dies prior to January 1, 2005 shall be entitled to the benefit available under the Plan (or a predecessor plan) as in effect on the date of his death.

                                    ARTICLE I
                                   Definitions
                                   -----------

     For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     "Affiliates"  shall mean any entity that,  directly or indirectly,  through
      ----------
     one or more intermediaries, controls, is controlled by, or is under common control with the Company.

     "Beneficiary"  shall mean one or more persons,  estates or other  entities,
      -----------
     designated in accordance with Article 6, that are entitled to receive benefits under the Plan upon the death of a Participant.

     "Beneficiary  Designation  Form"  shall  mean the form  that a  Participant
      ------------------------------
     completes, signs and returns to the Committee to designate one or more Beneficiaries. A policy endorsement form may be used as a Beneficiary Designation Form.

     "Board" shall mean the board of directors of the Company.
      -----

     "Change in Control"  shall have the same  meaning as under  Section 280G of
      -----------------
     the Code and the regulations thereunder. The time at which a Change in Control occurs also shall be determined under Section 280G of the Code and the regulations thereunder.

     "Claimant" shall have the meaning set forth in Section 9.1.
      --------

     "Code" shall mean the Internal Revenue Code 1986, as it may be amended from
      ----
     time to time.

     "Committee" shall mean the committee described in Article 8.
      ---------

     "Company" shall mean Penn Federal Savings Bank.
     --------

     "Compensation"  shall mean the annual salary relating to services performed
      ------------
     by a Participant for the Company and its Affiliates during the calendar year preceding the calendar year in which the Participant experiences a Termination of Employment (whether or not paid or included on the Federal Income Tax Form W-2 for such calendar year), excluding bonuses of any type or nature, fringe benefits, stock options, other stock based compensation, relocation expenses, non-monetary awards, and automobile and other allowances paid to a Participant for employment services rendered (whether


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     or not such  allowances  are included in the  Participant's  gross income).
     Compensation   shall  be  calculated   before  reduction  for  compensation
     voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Company and its Affiliates and shall be calculated to include amounts not otherwise included in the Participant's gross income; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

     "Death  Benefit"  shall mean the Primary Death  Benefit,  the  Supplemental
      --------------
     Death Benefit, or the SERP Death Benefit, as applicable.

     "Employee"  shall mean a person who is  classified  as an  employee  of the
      --------
     Company or its Affiliates.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
      -----
     it may be amended from time to time.

     "Insurer" shall mean the insurance  company issuing a Policy or Policies on
      -------
     the life of a Participant.

     "Participant" shall mean any Employee who is selected to participate in the
      -----------
     Plan by the Committee and who satisfies the provisions of Article II.

     "Plan" shall mean this  Supplemental  Executive  Death Benefit Plan,  which
      ----
     shall be evidenced by this instrument, as may be amended from time to time.

     "Plan Year" shall have the same meaning as the fiscal year of the Company.
      ---------

     "Policy  or  Policies"  shall  mean the  individual  insurance  policy  (or
      --------------------
     policies) acquired by the Company for purposes of insuring a Participant's life under this Plan and for providing the benefits hereunder.

     "Primary Death  Benefit"  shall mean a death benefit  payable from a Policy
      ----------------------
     (or   Policies)  in  an  amount  equal  to  one  times  the   Participant's
     Compensation.

     "Qualified   Termination   of  Employment"   shall  mean  a   Participant's
      ----------------------------------------
     Termination of Employment, other than on account of a Termination for Cause, after the Participant has completed 10 Years of Service.

     "SERP Death Benefit"  shall mean a death benefit  payable from a Policy (or
      ------------------
     Policies) in an amount equal to one million dollars ($1,000,000).

     "Supplemental  Death  Benefit"  shall mean a death  benefit  payable from a
      ----------------------------
     Policy (or Policies) in an amount equal to two times the Participant's Compensation.

     "Termination   for  Cause"  or  "Terminated   for  Cause"  shall  mean  the
      -------------------------       -----------------------
     involuntary termination of service of a Participant on account of dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have a material adverse affect on the Company) or final cease-and-desist order. The Committee shall have sole discretion to determine whether a Termination for Cause has occurred.

                                        2

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     "Termination of Employment"  shall mean the severing of employment with the
      -------------------------
     Company and its Affiliates (including on account of the Participant's death), other than on account of Termination for Cause.

     "Years of Service"  shall mean the total  number of Plan Years (or fraction
      ----------------
     thereof determined on a months basis) that the Participant has been employed on a full time basis by the Company or an Affiliate. If a Participant is authorized by the Company or its Affiliates for any reason to take a leave of absence from employment with the Company or its Affiliates, such Participant shall continue to be considered employed by the Company during such leave of absence (and therefore not to have experienced a Termination of Employment) and service during the leave of absence shall be credited for purposes of determining the Participant's Years of Service.


                                    ARTICLE 2
                       Selection, Enrollment, Eligibility
                       ----------------------------------

2.1  Selection  by  Committee.  Participation  in the Plan  shall be  limited to
     ------------------------
     Employees who are within a select group of management and highly compensated Employees, as determined by the Committee in its sole discretion from time to time. Participants shall be listed on Exhibit A attached hereto, as in effect from time to time.

2.2  Enrollment  Requirements.  As a condition to  participation,  each selected
     ------------------------
     Employee shall complete, execute and return to the Committee such documents and information as the Committee requires, including documents and information required by the Insurer to issue the Policies. In addition, the Committee may prescribe such other enrollment requirements as it determines in its sole discretion are necessary or appropriate. A Participant shall at the request of the Company submit to medical examinations and supply such information and execute such documents as may be required by the Insurer to whom the Company has applied for insurance.

2.3  Termination  of  Participation.  If the Committee  determines in good faith
     ------------------------------
     that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion to terminate the Participant's participation herein.


                                    ARTICLE 3
                                  Death Benefit
                                  -------------

     Subject to, and limited by, all of the provisions of this Plan:

3.1 The Beneficiary of a Participant not described in Section 3.2 shall, upon the death of such Participant, receive one of the following death benefit amounts, as applicable:

     (a) if the Participant experienced a Qualified Termination of Employment: the Participant's Primary Death Benefit;


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     (b)  if the Participant  experienced a Qualified  Termination of Employment and such termination of employment was caused by the death or regular, early or disability retirement (as defined in any benefit plan in which the Employee participated) of the Participant: the Participant's Supplemental Death Benefit.

3.2 The Beneficiary of a Participant who also participates in the Penn Federal Savings Bank Supplemental Executive Retirement Plan shall, upon the death of such Participant, receive the SERP Death Benefit and not any benefit under Section 3.1.

3.3 Death Benefits payable under this Article 3 shall be paid to the Participant's Beneficiary in a cash lump sum within 120 days following the date of the Participant's death.


                                    ARTICLE 4
                                Funding/Policies
                                ----------------

4.1  Informal Funding.  Except as otherwise  provided herein,  the Company's and
     ----------------
     its Affiliate's obligations under the Plan shall be an unfunded and unsecured promise to pay. The Company and its Affiliates shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the general assets of the Company and its Affiliates. Notwithstanding the foregoing, the Company and its Affiliates may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded welfare benefit plans.

4.2  Policies.  Notwithstanding  anything  in Section 4.1 to the  contrary,  the
     --------
     Company may acquire Policies to provide the Death Benefits provided for hereunder, in such amounts and in such forms as it may choose. The Policies acquired with respect to a Participant shall be used to provide that Participant's Death Benefit. The Company shall own the Policies and shall have the right to exercise all incidents of ownership thereof. No
     Participant shall have any interest whatsoever in any such Policy or Policies except as provided for in this Plan. The Company shall pay all premiums due on the Policies from its general assets. The Company shall be the direct beneficiary of all death benefit proceeds paid from the Policies in excess of that used to pay the Participant's Death Benefit. The Company shall impute income to the Participants to reflect the value of the term insurance protection the Participants are receiving with respect to their Death Benefit, in accordance with applicable Internal Revenue Service regulations or other guidance.

4.3  Insurers.  An  Insurer  shall be bound  only by the terms of the  Policy or
     --------
     Policies that it has issued with respect to this Plan. Any payments the Insurer makes or actions it takes in accordance with a Policy shall fully discharge it from all claims, suits and demands of all persons related to that Policy. The Insurer shall not be bound by the provisions of this Plan. The Insurer shall have the right to rely on the Company or the Committee's representation with regard to any definitions, interpretations or Policy interests as specified under this Plan.





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                                    ARTICLE 5
                              Regulatory Provisions
                              ---------------------

     The obligations of the Company to a Participant under the Plan are subject to the following restrictions:

5.1  Termination  for  Cause.  If a  Participant's  service  as an  Employee  is
     -----------------------
     Terminated for Cause, no benefits shall be paid to him or his Beneficiaries under the Plan. If after the Participant's Termination of Employment it is subsequently determined that he was Terminated for Cause, then he shall no longer be entitled to a Death Benefit. If the Participant has died and the Death Benefit has been paid, then the recipient(s) of the Death Benefits shall be obligated to return to the Company the cumulative amount of the Death Benefit previously paid.

5.2  Temporary  Suspension or Prohibition.  If a Participant is suspended and/or
     ------------------------------------
     temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss.1818(e)(3) and (g)(1), the Company's obligations to such Participant under the Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part the Death Benefit.

5.3  Permanent  Suspension or  Prohibition.  If a Participant  is removed and/or
     -------------------------------------
     permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. ss.1818(e)(4) and (g)(1), all obligations of the Company to such Participant under the Plan shall terminate as of the effective date of the order.

5.4  Default. If the Company is in default (as defined in Section 3(x)(1) of the
     ------
     FDIA), all obligations of the Company to Participants and Beneficiaries under the Plan shall terminate as of the date of default.

5.5  Termination by Regulators.  All  obligations of the Company to Participants
     -------------------------
     and Beneficiaries under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in
     Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition.

5.6  Other Regulatory Restrictions on Payment.  Notwithstanding  anything herein
     ----------------------------------------
     to the contrary, (1) any payments made by the Company under the Plan shall be subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Plan shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.



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                                    ARTICLE 6
                             Beneficiary Designation
                             -----------------------

6.1  Beneficiary.  Each  Participant  shall  have the  right,  at any  time,  to
     -----------
     designate his Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan upon the death of the Participant. The Beneficiary designated under the Plan may be the same as or different from the Beneficiary designated under any other plan of the Company or its Affiliates in which the Participant participates; provided, however, that with respect to the SERP Death Benefit, if the Participant's Beneficiary under this Plan is not entirely consistent with the Participant's beneficiary designation under the Penn Federal Savings Bank Supplemental Executive Retirement Plan, then the Beneficiary designation under that Plan will control with respect to the payment of the SERP Death Benefit payable hereunder.

6.2  Beneficiary   Designation:   Change.  A  Participant  shall  designate  his
     -----------------------------------
     Beneficiary by completing and signing the Beneficiary Designation Form and returning it to the Committee (or where a policy endorsement form is used as a Beneficiary Designation Form, the form is returned to, and accepted by, the Insurer). A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his death.

6.3  Acknowledgment.  No  designation  or change in designation of a Beneficiary
     --------------
     shall be effective until received and acknowledged in writing by the Committee (or, where a policy endorsement form is used as the Beneficiary Designation Form, the form is received and accepted by the Insurer).

6.4  No  Beneficiary  Designation.   If  a  Participant  fails  to  designate  a
     ----------------------------
     Beneficiary as provided in Sections 6.1, 6.2 and 6.3 above or, if all designated Beneficiaries predecease a Participant or die prior to complete distribution of the Participant's benefits, then a Participant's designated Beneficiary shall be deemed to be his surviving spouse. If a Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the Participant's estate.

6.5  Doubt as to  Beneficiary.  If the  Committee has any doubt as to the proper
     ------------------------
     Beneficiary to receive payments pursuant to the Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company and its Affiliates to withhold such payments until this matter is resolved to the Committee's satisfaction.

6.6  Discharge  of  Obligations.  The  payment of  benefits  under the Plan to a
     --------------------------
     Beneficiary shall fully and completely discharge the Company and its Affiliates and the Committee from all further obligations under the Plan with respect to the Participant.

                                    ARTICLE 7
                     Termination, Amendment or Modification
                     --------------------------------------

7.1  Termination. The Company reserves the right to terminate its sponsorship of
     -----------
     the Plan at any time  prior to  occurrence  of a Change  in  Control,  with


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     respect to any or all of its  Participants,  by action of the  Board.  Upon termination of sponsorship of the Plan by the Company prior to occurrence of a Change in Control, no further Death Benefits shall be provided, other than with respect to a Participant whose death occurs prior to the termination of the Plan. The Plan may not be terminated on or after the occurrence of a Change in Control.

7.2  Amendment.  The Company may, at any time, amend or modify the Plan in whole
     ---------
     or in part by action of the Board; provided, however, that the amendment of the Plan shall not adversely affect the Death Benefit of a Participant whose death occurs prior to the effective date of the amendment or modification.


                                    ARTICLE 8
                                 Administration
                                 --------------

8.1  Committee Duties. The Plan shall be administered by a Committee which shall
     ----------------
     consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

8.2  Agents. In the  administration of the Plan, the Committee may, from time to
     ------
     time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company and its Affiliates.

8.3  Binding  Effect of Decisions.  The decision or action of the Committee with
     ----------------------------
     respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

8.4  Indemnity of Committee.  The Company shall  indemnify and hold harmless the
     ----------------------
     members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

8.5  Information.  To enable the Committee to perform its functions, the Company
     -----------
     and its Affiliates shall supply full and timely information to the Committee as the Committee may reasonably request.


                                    ARTICLE 9
                                Claims Procedures
                                -----------------

9.1  Presentation of Claim.  Any Participant or Beneficiary  (referred to herein
     ---------------------
     as a  "Claimant")  may  deliver  to the  Committee  a  written  claim for a


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


     determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

9.2  Notification of Decision.  The Committee shall consider a Claimant's  claim
     ------------------------
     within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a  description  of  any   additional   material  or  information
                necessary  for  the  Claimant to  perfect  the  claim,   and  an
                explanation of why such material or information is necessary;
                and

          (iv)  an explanation of the claim review procedure set forth in
                Section 9.3 below.

9.3  Review of a Denied  Claim.  With 60 days after  receiving a notice from the
     -------------------------
     Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

9.4  Decision  on Review.  The  Committee  shall  render its  decision on review
     -------------------
     promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and


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



     (c)  such other matters as the Committee deems relevant.

9.5  Legal Action. A Claimant's compliance with the foregoing provisions of this
     ------------
     Article 9 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.


                                   ARTICLE 10
                                  Miscellaneous
                                  -------------

10.1 Unsecured General Creditor.  Participants and their  beneficiaries,  heirs,
     --------------------------
     successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or its Affiliates. For purposes of the payment of benefits under the Plan, any and all assets of the Company or its Affiliates shall be, and remain the general, unpledged and unrestricted assets of such entity. The Company's and its Affiliates' obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

10.2 Liability.  The Company's or its  Affiliates'  liability for the payment of
     ---------
     benefits shall be defined only by the Plan. The Company or its Affiliates shall have no obligation to any person except as expressly provided in the Plan.

10.3 Nonassignability.  Neither a  Participant  nor any other person (other than
     ----------------
     the Company) shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

10.4 Not a Contract of  Employment.  The terms and  conditions of the Plan shall
     -----------------------------
     not be deemed to constitute a contract of employment between the Company or its Affiliates and a Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Company or its Affiliates or to interfere with the right of the Company or its Affiliates to discipline or discharge such Participant at any time.

10.5 Furnishing Information.  A Participant will cooperate with the Committee by
     ----------------------
     furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

10.6 Terms.  Whenever any words are used herein in the masculine,  they shall be
     -----
     construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.


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



10.7 Captions. The captions of the articles, sections and paragraphs of the Plan
     --------
     are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.8 Governing  Law.  Subject  to ERISA,  the  provisions  of the Plan  shall be
     --------------
     construed and interpreted according to the internal laws of the State of New Jersey without regard to its conflicts of laws and principles.

10.9 Notice.  Any  notice or filing  required  or  permitted  to be given to the
     ------
     Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

           Board of Directors
           Penn Federal Savings Bank
           622 Eagle Rock Avenue
           West Orange, New Jersey   07052-2989

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of such Participant.

10.10 Successors.  The  provisions  of the Plan  shall bind and inure to the
      ----------
      benefit of the   Company or its   Affiliates,  and  their  successors  and
      assigns   and   the   Participant  and   the   Participant's    designated
      Beneficiaries.

10.11 Validity.  In  case any   provision  of the  Plan  shall  be   illegal  or
      --------
      invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

10.12 Incompetent.  If the  Committee  determines  in  its  discretion   that  a
      -----------
      benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant, and shall be a complete discharge of any liability under the Plan for such payment amount.

10.13 Court  Order. The Committee  is authorized to  make any  payments directed
      ------------
      by court order in any action in which the Plan or the Committee has been named as a party.

                            [continued on next page]

     The Company has signed the Plan as of __________, 2005.


                                                     PENN FEDERAL SAVINGS BANK


                                                     By:   _____________________
                                                     Name: _____________________
                                                     Title:  ___________________


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